Series 69
                                                                     5,583 Units

                           VAN KAMPEN AMERICAN CAPITAL
                              INSURED INCOME TRUST

--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE
    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE TRUST
         This series of Van Kampen American Capital Insured Income Trust (the "Trust") consists of an insured portfolio of interest-bearing intermediate or long-term corporate, taxable municipal or government debt obligations (the "Obligations").

                              PUBLIC OFFERING PRICE
         The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                     ESTIMATED CURRENT AND LONG-TERM RETURNS
         Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 The Date of this Prospectus is October 24, 2007


                                   Van Kampen

       VAN KAMPEN
       INVESTMENTS

           VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST, SERIES 69
                   Summary of Essential Financial Information
                              As of August 8, 2007
                         Sponsor: Van Kampen Funds Inc.
            Evaluator: Standard & Poor's Securities Evaluations, Inc.
                   Supervisor: Van Kampen Asset Management (4)
                          Trustee: The Bank of New York
                                                                                                            VIIT
                                                                                                      -----------------
General Information
Principal Amount (Par Value) of Obligations                                                           $       3,360,000
Number of Units                                                                                                   5,583
Fractional Undivided Interest in Trust per Unit                                                                 1/5,583
Public Offering Price:
      Aggregate Bid Price of Obligations in Portfolio                                                 $    3,362,573.80
      Aggregate Bid Price of Obligations per Unit                                                     $          602.29
      Sales charge 4.384% (4.20% of Public Offering Price excluding principal cash)                   $           26.40
      Principal Cash per Unit                                                                         $              --
      Public Offering Price per Unit (1)                                                              $          628.69
Redemption Price per Unit                                                                             $          602.29
Excess of Public Offering Price per Unit over Redemption Price per Unit                               $           26.40
Minimum Value of the Trust under which Trust Agreement may be terminated                              $    1,817,000.00
 Annual Premium on Portfolio Insurance                                                                $              --

Minimum Principal Distribution                  $1.00 per Unit
Date of Deposit                                 July 10, 1997
 Supervisor's Annual Supervisory Fee            Maximum of $.25 per Unit
Evaluator's Annual Evaluation Fee (3)           $1,620

      Evaluations for purpose of sale, purchase or redemption of Units are made as of 4:00 P.M. Eastern time on days of trading on the New York Stock
      Exchange next following receipt of an order for a sale or purchase of
      Units or receipt by The Bank of New York of Units tendered for redemption.
                                                                                                            Semi-
Special Information Based On Various Distribution Plans                                  Monthly           Annual
                                                                                    ----------------  -----------------
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit                                     $          40.26  $           40.26
      Less: Estimated Annual Expense excluding Insurance                            $           1.98  $            1.77
      Less: Annual Premium on Portfolio Insurance                                   $             --  $              --
      Estimated Net Annual Interest Income per Unit                                 $          38.28  $           38.49
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income                                          $          38.28  $           38.49
      Divided by 12 and 2, respectively                                             $           3.19  $           19.25
Estimated Daily Rate of Net Interest Accrual per Unit                               $         .10634  $          .10693
Estimated Current Return Based on Public Offering Price (2)                                    6.09%              6.12%
 Estimated Long-Term Return (2)                                                                5.49%              5.52%

Record and Computation Dates                    TENTH day of the month as
                    follows: monthly - each month; semi-annual - June and
                    December.

Distribution Dates                              TWENTY-FIFTH day of the month as
                    follows: monthly - each month; semi-annual - June and
                    December.

Trustee's Annual Fee                            $.91 and $.51 per $1,000
                    principal amount of Obligations respectively, for those
                    portions of the Trust under the monthly and semi-annual
                    distribution plans.

--------------------------------------------------------------------------------

(1) Plus accrued interest to the date of settlement (three business days after purchase) of $.32 and $7.50 for those portions of the Trust under the monthly and semi-annual distribution plans.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

(3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category
     "All Services Less Rent of Shelter" in the Consumer Price Index.

(4) Notwithstanding anything to the contrary in Prospectus Part II, the Supervisor is Van Kampen Asset Management.

                                    PORTFOLIO
   As of June 30, 2007, the Insured Income Trust, Series 69 consists of 7 issues, all of which are insured corporate, taxable municipal or government debt obligations. See "Portfolio" herein.
                            PER UNIT INFORMATION (2)
                                                                                                              2003
                                                                                                         -------------
Net asset value per Unit at beginning of period........................................................  $      972.47
                                                                                                         =============
Net asset value per Unit at end of period..............................................................  $    1,049.10
                                                                                                         =============
Distributions to Unitholders of investment income including accrued interest paid
   on Units redeemed (average Units outstanding for entire period) (1).................................  $       67.39
                                                                                                         =============
Distributions to Unitholders from Obligation redemption proceeds (average Units
   outstanding for entire period)......................................................................  $          --
                                                                                                         =============
Unrealized appreciation (depreciation) of Obligations (per Unit outstanding at
   end of period)......................................................................................  $       75.12
                                                                                                         =============
Distributions of investment income by frequency of payment (1)
      Monthly..........................................................................................  $       67.24
      Semiannual.......................................................................................  $       67.65
Units outstanding at end of period.....................................................................          8,079

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(1)  Unitholders may elect to receive distributions on a monthly or semi-annual basis.

(2)  For the years ended 2004, 2005, 2006 and 2007, see financial highlights.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Unitholders of Van Kampen American Capital Insured Income Trust,
Series 69:
   We have audited the accompanying statement of condition (including the analysis of net assets and the related portfolio schedule) of Van Kampen American Capital Insured Income Trust, Series 69 as of June 30, 2007, and the related statements of operations and changes in net assets for each of the three years in the period ended June 30, 2007. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of obligations owned at June 30, 2007 by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Insured Income Trust, Series 69 as of June 30, 2007, and the results of its operations and changes in net assets for each of the three years in the period ended June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   New York, New York
   October 23, 2007

           VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST, SERIES 69
                             Statement of Condition
                                  June 30, 2007
                                                                                                              VIIT
                                                                                                         --------------
   Trust property
      Cash............................................................................................   $           --
      Obligations at market value, (cost $3,496,440) (note 1).........................................        3,787,828
      Accrued interest................................................................................           46,835
      Receivable for Obligations sold.................................................................               --
                                                                                                         --------------
                                                                                                         $    3,834,663
                                                                                                         ==============
   Liabilities and interest to Unitholders
      Cash overdraft..................................................................................   $       28,964
      Redemptions payable.............................................................................               --
      Interest to Unitholders.........................................................................        3,805,699
                                                                                                         --------------
                                                                                                         $    3,834,663
                                                                                                         ==============

                             Analysis of Net Assets

   Interest of Unitholders (5,583 Units of fractional undivided interest outstanding)
      Cost to original investors of 9,085 Units (note 1)..............................................   $    9,085,000
         Less initial underwriting commission (note 3)................................................          445,127
                                                                                                         --------------
                                                                                                              8,639,873
         Less redemption of Units (3,502 Units).......................................................        3,016,610
                                                                                                         --------------
                                                                                                              5,623,263
      Undistributed net investment income
         Net investment income........................................................................        4,825,844
         Less distributions to Unitholders............................................................        4,807,990
                                                                                                         --------------
                                                                                                                 17,854
      Realized gain (loss) on sale or redemption of Obligations.......................................          299,001
      Unrealized appreciation (depreciation) of Obligations (note 2)..................................          291,388
      Distributions to Unitholders of sale or redemption proceeds of Obligations......................       (2,425,807)
                                                                                                         --------------
            Net asset value to Unitholders............................................................   $    3,805,699
                                                                                                         ==============
   Net asset value per Unit (Units outstanding of 5,583)..............................................   $       681.66
                                                                                                         ==============

   The accompanying notes are an integral part of these financial statements.

           VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST, SERIES 69
                            Statements of Operations
                              Years ended June 30,
                                                                                     2005         2006         2007
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   360,882  $   321,000  $   290,191
      Expenses
         Trustee fees and expenses.............................................         9,389        9,239        9,612
         Evaluator fees........................................................         2,051        1,813        1,620
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................         1,100        1,249        1,032
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................        12,540       12,301       12,264
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       348,342      308,699      277,927
   Realized gain (loss) from sale or redemption of Obligations
      Proceeds.................................................................       480,922      619,585      693,152
      Cost.....................................................................       444,284      577,514      663,715
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................        36,638       42,071       29,437
   Net change in unrealized appreciation (depreciation) of Obligations.........        70,588     (299,197)     (32,887)
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   455,568  $    51,573  $   274,477
                                                                                 ============  ============ ===========

                       Statements of Changes in Net Assets
                              Years ended June 30,

                                                                                     2005         2006         2007
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   348,342  $   308,699  $   277,927
      Realized gain (loss) on sale or redemption of Obligations................        36,638       42,071       29,437
      Net change in unrealized appreciation (depreciation) of Obligations......        70,588     (299,197)     (32,887)
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       455,568       51,573      274,477
   Distributions to Unitholders from:
      Net investment income....................................................      (350,541)    (310,048)    (280,379)
      Sale or redemption proceeds of Obligations...............................            --      (36,516)    (472,873)
      Redemption of Units......................................................      (465,839)    (562,046)    (220,697)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................      (360,812)    (857,037)    (699,472)
   Net asset value to Unitholders
      Beginning of period......................................................     5,723,020    5,362,208    4,505,171
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $21,655, $20,306  and $17,854, respectively)..........................   $ 5,362,208  $ 4,505,171  $ 3,805,699
                                                                                 ============  ============ ===========

   The accompanying notes are an integral part of these financial statements.

VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST                                PORTFOLIO SCHEDULE AS OF JUNE 30, 2007
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $     420,000  City of South Bend, Indiana, Taxable Economic Development
                         Income Tax Revenue Bonds of 1997, Series B (AMBAC
                         Indemnity Insured)                                               2007 @ 100
                         7.250% Due 02/01/17                                     AAA      2013 @ 100 S.F. $    420,294
----------------------------------------------------------------------------------------------------------------------
   B           670,000  School District Number 1 in the City and County of Denver
                         and the State of Colorado, Lease Purchase Taxable
                         Pension Certificates of Participation, Series 1997
                         (AMBAC Indemnity Insured)                                        2007 @ 102
                         7.250% Due 12/15/18                                     AAA      2017 @ 100 S.F.      688,820
----------------------------------------------------------------------------------------------------------------------
   C           500,000  City of Newark, Essex County, New Jersey, General Obligation
                         Guaranteed Lease Revenue Bonds, Essex County
                         Improvement Authority, Series 1997H (AMBAC                       2007 @ 101
                         Indemnity Insured)                                               2016 @ 100 S.F.
                         7.510% Due 10/01/21                                     AAA      2007 @ 101 P.R.      508,090
----------------------------------------------------------------------------------------------------------------------
   D           465,000  County of Essex, New Jersey, General Obligation Guaranteed
                         Lease Revenue Bonds, the Essex County Improvement                2007 @ 101
                         Authority, Series 1997D (AMBAC Indemnity Insured)                2016 @ 100 S.F.
                         7.510% Due 10/01/21                                     AAA      2007 @ 101 P.R.      472,524
----------------------------------------------------------------------------------------------------------------------
   E           365,000  Community Redevelopment Agency of the City of Compton,
                         California, Compton Redevelopment Project, Tax
                         Allocation Capital Appreciation Bonds, Series
                         1995C (FSA Insured)
                         0.000% Due 08/01/24                                     AAA                           132,685
----------------------------------------------------------------------------------------------------------------------
   F         1,000,000  New York City, New York, Industrial Development Agency,
                         Civic Facility Revenue Bonds (Anti-Defamation League
                         Foundation Project) Series 1997B (MBIA Insured)                  2007 @ 102
                         7.900% Due 06/01/27                                    Aaa*      2018 @ 100 S.F.    1,199,720
----------------------------------------------------------------------------------------------------------------------
   G           360,000  U.S. West Communications (MBIA Insured)
                         6.875% Due 09/15/33                                     AAA      2007 @ 101.66        365,695
         -------------                                                                                    ------------
         $   3,780,000                                                                                    $  3,787,828
         =============                                                                                    ============

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The accompanying notes are an integral part of these financial statements.

           VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST, SERIES 69
                          Notes to Financial Statements
                          June 30, 2005, 2006 and 2007
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Obligations are stated at the value determined by the Evaluator. The Evaluator may determine the value of the Obligations (1) on the basis of current bid prices of the Obligations obtained from dealers or brokers who customarily deal in Obligations comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Obligations, (3) by determining the value of the Obligations by appraisal or (4) by any combination of the above.

   Obligation Cost - The original cost to the Trust was based on the determination by Interactive Data Corporation of the offering prices of the Obligations on the date of deposit (July 10, 1997). Since the valuation is based upon the bid prices, the Trust recognized a downward adjustment of $54,718 on the date of deposit resulting from the difference between the bid and offering prices. This downward adjustment was included in the aggregate amount of unrealized depreciation reported in the financial statements for the period ended June 30, 1998.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Obligations in the Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust is not a taxable entity for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO
   Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Obligations are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Obligation is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Obligations. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Obligations is initially or currently callable and the call price for that year. Each issue of Obligations continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Obligations which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Obligations. "P.R." indicates an Obligation has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Obligations have an offering side evaluation which represents a premium over par. To the extent that the Obligations were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Obligations were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Obligations and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II.

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the Obligations in the Trust has been obtained by the Trust or by one of the Preinsured Obligations Insurers (as indicated in the Obligation name). Such insurance does not guarantee the market value of the Obligations or the value of the Units. For Obligations covered under the Trust's insurance policy the insurance is effective only while Obligations thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Obligation involved is payable by the issuer.

NOTE 2 - PORTFOLIO (continued)
   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Obligations or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Obligations in the portfolio as of the date of these financial statements.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at June 30, 2007 is as follows:

   Unrealized Appreciation         $   291,388
   Unrealized Depreciation                  --
                                   -----------
                                   $   291,388
                                   ===========

NOTE 3 - OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Obligations in the portfolio of the Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Obligations per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Obligations. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Obligations per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Obligations in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Obligations) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Obligations) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS
   During each of the three years in the period ended June 30, 2007, 577 Units, 706 Units and 285 Units, respectively, were presented for redemption.

NOTE 5 - FINANCIAL HIGHLIGHTS

Insured Income Trust/69
                                                                 2004           2005           2006           2007
                                                              ------------   ------------  ------------   ------------
Per Share Operating Performance:
   Net asset value, beginning of period....................  $    1,049.10  $      800.31 $      815.67  $      767.75
                                                              ------------   ------------  ------------   ------------
   Income from investment operations:
      Net investment income................................          57.50          50.93         50.27          48.99
      Net realized and unrealized gain (loss)
        on investment transactions (a).....................           0.33          15.69       (41.75)         (2.31)
                                                              ------------   ------------  ------------   ------------
   Total from investment operations........................          57.83          66.62          8.52          46.68
                                                              ------------   ------------  ------------   ------------
Distributions to Unitholders from:
   Net investment income...................................        (58.76)        (51.26)       (50.49)        (49.42)
   Bond sale and redemption proceeds.......................       (247.86)             --        (5.95)        (83.35)
                                                              ------------   ------------  ------------   ------------
   Total distributions to Unitholders......................       (306.62)        (51.26)       (56.44)       (132.77)
                                                              ------------   ------------  ------------   ------------
   Net asset value, end of period..........................  $      800.31  $      815.67 $      767.75  $      681.66
                                                              ============   ============  ============   ============
Total Return:..............................................          6.17%            8.56%       1.05%          6.41%
Ratios as a Percentage of Average Net Assets:
   Expenses................................................          0.33%            0.23%       0.25%          0.28%
   Net investment income...................................          6.36%            6.32%       6.37%          6.41%

--------------------------------------------------------------------------------

(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

                                                                       VIITPRO69